Investments	12 Months Ended
Dec. 31, 2014
Equity Method Investments and Joint Ventures [Abstract]
Investments
Investments
Investments in Unconsolidated Entities
On April 10, 2013, a Delaware Statutory Trust ("DST") affiliated with the Sponsor acquired a two-building, single-story office campus located in Nashville, Tennessee (the "HealthSpring property") for a purchase price of $36.4 million. The DST was then syndicated for $39.6 million which consists of mortgage debt of $23.6 million and an equity contribution of $16.0 million. The HealthSpring property is leased in its entirety pursuant to a tripe-net lease to HealthSpring, Inc. ("HealthSpring"), obligating HealthSpring to all costs and expenses to operate and maintain the property, including certain capital expenditures. On the acquisition date, the remaining term was approximately 9 years. On April 12, 2013, the Company, through the Operating Partnership, acquired a 10% beneficial ownership interest in the DST, net of a 10% discount associated with offering expenses,. The Operating Partnership has two exchange rights in which it can acquire additional beneficial interests in the DST in the future. The initial exchange right, which may be exercised at any point after the beneficial owners have held their interest in the DST for at least one year, allows each investor to sell or retain its interest in the DST or exchange its interest in the DST for units in the Operating Partnership. The second exchange right, which may not be exercised until at lease five years after the date of the agreement, allows each investor to either exchange its interest in the DST for units in the Operating Partnership or cash. If a beneficial owner elects to contribute their beneficial interest in the DST for limited partnership units of the Operating Partnership, such exchange will be dilutive to the existing limited partnership unit holders. The Operating Partnership has not exercised the exchange right effective with the completion of the required one year hold period.
On September 9, 2014, the Company, through a special purpose entity ("SPE"), wholly-owned by the Operating Partnership, acquired an 80% interest in a joint venture with an affiliate of Digital Realty Trust, Inc. for $68.4 million, which was funded with equity proceeds raised in our Public Offering. The gross acquisition value of the property was $187.5 million, plus closing costs, which was partially acquired with debt of $102.0 million. The joint venture was created for purposes of directly or indirectly acquiring, owning, financing, operating and maintaining a data center facility located in Ashburn, Virginia (the "Property"). The Property consists of approximately 132,000 square feet. The data center consists of certain data processing and communications equipment that is fully leased to a social media company and a financial services company with an average remaining lease term of approximately 8 years.
The joint venture currently uses an interest rate swap to manage its interest rate risk associated with its variable rate debt. The interest rate swap is designated as an interest rate hedge of its exposure to the volatility associated with interest rates. As a result of the hedge designation and in satisfying the requirement for hedge accounting, the joint venture records changes in the fair value in accumulated other comprehensive loss. In conjunction with the investment in the joint venture discussed above, the Company recognized its 80% share, or $0.4 million, of other comprehensive loss as of December 31, 2014.
The interests discussed above are deemed to be a variable interest in a VIE, and, based on an evaluation of the variable interest against the criteria for consolidation, the Company determined that it is not the primary beneficiary of the investments, as the Company does not have the ability to exercise significant control through majority voting rights. As such, the interests in the VIEs are recorded using the equity method of accounting in the accompanying consolidated financial statements. Under the equity method, the investments in the unconsolidated entities are stated at cost and adjusted for the Company's share of net earnings or losses and reduced by distributions. Equity in earnings of real estate ventures is generally recognized based on the allocation of cash distributions upon liquidation of the investment at book value in accordance with the joint venture agreements.
As of December 31, 2014, the balance of the investments totaled $66.2 million as shown below:

	HealthSpring DST	Digital Realty Joint Venture	Total
Balance December 31, 2013	$1,421	$—	$1,421
Additions	—	68,424	68,424
Other comprehensive loss	—	(423)	(423)
Net income (loss)	34	(1,392)	(1,358)
Distributions	(104)	(1,711)	(1,815)
Balance December 31, 2014	$1,351	$64,898	$66,249

Investments in Joint Ventures
Effective June 16, 2014, WRRH Patterson, LLC (an affiliate of Weeks Robinson Properties) and Griffin Capital JVII Patterson, LLC, a wholly-owned SPE of the Operating Partnership, entered into an operating agreement as Managing Member and Investor Member, respectively, for purposes of forming WR Griffin Patterson, LLC ("WR Griffin"). WR Griffin's purpose is to acquire, own, develop, construct, and otherwise invest and manage a development project located in Patterson, California (the "Project") in which a warehouse and distribution facility consisting of approximately 1.5 million square feet will be developed and constructed (the "Restoration Hardware" property). The Restoration Hardware property is leased to Restoration Hardware, Inc. and Restoration Hardware Holdings, Inc. as co-tenants (collectively, "Restoration Hardware") pursuant to a 15-year triple-net lease, obligating Restoration Hardware to all costs and expenses to operate and maintain the property, including certain capital expenditures. The lease term commences upon completion of the project, which is expected to occur in the first half of 2015. The business and affairs of WR Griffin will be managed by the Managing Member. However, all major decisions, as provided in the operating agreement, must be approved by both the Managing Member and Investor Member. Additionally, the Managing Member interest in the purchase and sale agreement has been assigned to the Investor Member in exchange for a mandatory redemption fee. As a result of the assignment, the Managing Member will transfer all membership interest to the Investor Member upon completion of the project.

On June 20, 2014, the Company, through WR Griffin, entered into a real estate development agreement with Weeks Robinson Development & Management, LLC, ("Weeks Robinson") to develop and construct the Restoration Hardware property. On June 20, 2014, the land on which the property will be constructed was purchased by WR Griffin for approximately $15.2 million, including closing costs. The Company determined that control of the joint venture lies with its wholly-owned SPE. As such, the Company, in consolidation with the joint venture, included the following amounts on its consolidated balance sheet as of December 31, 2014. See Note 3, Real Estate.

	December 31, 2014
Cash on hand	$6,985
Construction in progress - paid by the joint venture	34,739
Construction in progress - paid by the Company	70
Leasing Commissions	375
Land	15,185	(1)
Construction in progress payable	(13,423)
Noncontrolling interest	(7,656)
Total investment	$36,275

(1)
The land value was adjusted from prior period as a result of a $15,000 reclassification of a deposit from land to construction in progress. The deposit represents an amount paid to the City of Patterson for architectural and engineering fees.